Exhibit 99.1

Black Rifle Coffee Company, a Rapidly Growing Premium Coffee Company and Lifestyle Brand with a Mission to Better the Lives of Veterans, Active-Duty Military and First Responders, to Go Public via Combination with SilverBox Engaged Merger Corp I

Combination Positions BRCC to Accelerate Growth, Deepen Customer Engagement, and Drive Greater Impact for all Stakeholders

●	Mission-Driven Consumer Brand with Loyal Customer Base. BRCC, which is founded and led by Veterans of America’s armed services, is a rapidly growing coffee company with an incredibly loyal and expanding community of more than 1.9 million lifetime consumers, 270,000+ active coffee club subscribers, and a large and growing social media following.

●	Strong Financial Profile and Growth Trajectory. BRCC is a highly scalable platform that is gaining market share and delivering strong financial results – 2021 revenue is estimated to grow approximately 40% to $230 million, with projected gross margins of approximately 40%.

●	Proven Omnichannel Growth Strategy. BRCC is achieving multi-channel expansion through direct-to-consumer subscriptions, branded coffee shops, ready-to-drink products at major national outlets, and increased wholesale distribution.

●	New Capital to Fuel Further Growth. The proposed combination would place up to $225 million of additional cash on BRCC’s balance sheet to further accelerate growth.

●	Alignment of Interests with Shareholders. BRCC’s founders, management and existing equity holders will maintain substantial interests in the Company, with shares subject to forfeiture based on performance. SilverBox-Engaged has also tied sponsor interests to BRCC’s growth and returns.

•	Significant Capital Commitments and Certainty of Closing. Fully financed transaction, with $300 million in common equity commitments at $10.00 per share with an innovative backstop feature, including $100 million committed from Engaged Capital.

●	BRCC’s Mission and Reorganization as a Public Benefit Corporation. BRCC and SilverBox-Engaged together will donate more than 530,000 shares, which would be valued at approximately $5.3 million at $10 per share to the BRCC Fund– the Company’s Foundation that supports its mission of bettering the lives of Veterans. BRCC will also reorganize as a Public Benefit Corporation.

•	Investor Conference Call and Presentation. A webcast of a conference call with BRCC and SBEA leadership, as well as an associated investor presentation, is accessible at www.blackriflecoffee.com/investor-relations and at www.sbcap.com/silverbox-engaged-merger-corp-i

SALT LAKE CITY, UTAH & AUSTIN, TEXAS – November 2, 2021 -- Black Rifle Coffee Company (“Black Rifle Coffee,” “BRCC” or the “Company”), a rapidly growing and mission-driven premium coffee company founded to support Veterans, active-duty military, first responders and serve a broad customer base by connecting consumers with great coffee and a unique brand experience, today announced its plan to go public via a business combination with SilverBox Engaged Merger Corp I (NASDAQ: SBEA) (“SBEA” or “SilverBox-Engaged”), which is sponsored by SilverBox Capital LLC (“SilverBox Capital”) and Engaged Capital LLC (“Engaged Capital”), who have collaborated to create an alternative asset management platform. Once the proposed transaction is closed, the combined company will be named BRC Inc.

The proposed business combination will place up to $225 million in cash on BRCC’s balance sheet to accelerate the implementation of its digital-first, omnichannel strategy and support continued rapid growth. At $10 per share, the transaction values Black Rifle Coffee at a pro forma enterprise value of approximately $1.7 billion – representing approximately four times projected 2023 revenues – an extremely compelling valuation and discount for a company that benchmarks favorably to its growth peers.

Evan Hafer, Chief Executive Officer and Founder of Black Rifle Coffee Company, said, “From the time I was a one-man operation in my garage with nothing more than a 1-pound roaster, I wanted to use coffee as a means of bringing people together around the common idea of honoring those who serve this great nation. We founded Black Rifle Coffee to serve the highest quality coffee while supporting Veterans and their families. As a company founded and led by Veterans, serving these communities drives everything we do. I’m so proud to join with the SBEA team and have the confidence of investors such as Engaged Capital. They’re completely in support of our mission and they’ve aligned their financial interests with our Company’s performance. This combination will provide the capital BRCC needs to grow, serve great coffee, and move us closer to our goal of hiring 10,000 Veterans as we open more stores nationwide.”

Joe Reece, Executive Chairman of SBEA, added, “When SBEA went public earlier this year, we made a commitment to our investors and partners to identify a fundamentally sound business with high-integrity leadership and a strong growth trajectory. We have made good on that commitment by entering into this merger agreement with BRCC. Evan and the rest of the BRCC team have built a powerful consumer brand that is achieving impressive revenue growth and gross margins while catalyzing positive impact across the long-underserved Veteran and first responder communities. We have aligned our sponsor interests to BRCC’s performance because we are such strong believers in the Company’s future as it gains the capital necessary to accelerate its growth, expand its offerings, consistently delight customers and give back to the communities in which it operates. The entire SilverBox-Engaged team is proud to partner with BRCC.”

ADDITIONAL HIGHLIGHTS:

BRCC is a Rapidly Growing Lifestyle Consumer Brand with a Deeply Passionate and Loyal Customer Base. Consumers today are increasingly choosing companies that align with their values. Black Rifle Coffee is a rapidly growing, Veteran founded coffee company with an incredibly loyal and quickly expanding community of more than 1.9 million lifetime consumers, 270,000+ active coffee club subscribers, and a large and growing social media following. Since its founding in 2014, BRCC has held an unwavering commitment to supporting active military, Veterans, first responders, and those who love America. BRCC does this through coffee donations to active duty servicemembers, philanthropic donations to community organizations, and employment, educational, and training support for Veterans. Additionally, a portion of BRCC’s profits on select products are donated to law enforcement, firefighter, and first responder causes directly.

Strong Financial Growth Trajectory. BRCC’s authentic brand and enthusiastic customer base have driven impressive financial results. Total revenue increased from $82 million in 2019 to $164 million in 2020, representing growth of 100%. The direct-to-consumer business grew from $66 million in 2019 to $126 million in 2020, representing growth of 92%, and the wholesale business has grown from $9 million in 2019 to $24 million in 2020, representing growth of 182%. The retail coffee shop ‘Outpost’ business started in 2020 for company owned stores and since then have contributed $3 million to top-line growth. In addition, BRCC is growing profitably with attractive gross margins, increasing gross profit from $36 million in 2019 to $69 million in 2020 – representing a 94% increase.

Digitally Native Omnichannel Growth Strategy. Black Rifle Coffee reaches its customers across several channels – including a direct-to-consumer business, on-the-go through its ready-to-drink business, within their community at the company’s retail “Outpost” stores, and at their favorite national retailers through a robust and growing wholesale business.

▪	Direct-to-Consumer: The direct-to-consumer business includes subscription and non-subscription sales via BRCC’s website, as well as sales through third party digital marketplaces. The subscription business has grown at a 218% CAGR since inception and includes 270,000+ active coffee club subscribers as of June 30, 2021. The subscription business provides a recurring revenue stream with strong customer retention, as evidenced through a monthly subscriber churn rate of approximately 3.5% which is well below the industry average of approximately 10%.

▪	Outposts: BRCC’s Outpost business includes sales through both company-operated and franchised retail coffee shops. As of June 30, 2021, the Company has seven Outposts, including three Company-operated and four franchised locations, with nine additional locations expected by fiscal year end 2021. Outposts provide an immersive retail experience to BRCC customers, including showcasing its brand and premium products and building a community around the commitment to the active military, Veterans, first responders and those who love America.

▪	Wholesale: BRCC’s wholesale business includes sales of coffee products, including the rapidly growing ready-to-drink coffee beverage product, available through major national outlets including Speedway, 7-Eleven, Sam’s Club, Walmart, H-E-B, Sheetz, EG Group and Kum & Go; and sales of coffee, merchandise, and gear through lifestyle retail outlets, including Bass Pro Shops, Cabela’s, Scheels and 5.11 Tactical, often as the exclusive provider of coffee. BRCC’s ready-to-drink coffee beverage product has grown to be a top 4 brand in its $4 billion category since its launch approximately 18 months ago.

New Capital to Fuel Growth. This transaction is expected to provide up to $225 million in cash to support BRCC’s continued growth, including: driving brand awareness to grow the direct-to-consumer business; expanding the ready-to-drink product line and broadening distribution; extending the Outpost footprint from the seven current locations as of June 30, 2021, to a target of 78 in 2023; investing to enhance the Company’s technology infrastructure, including its e-commerce platform and mobile app capabilities; and helping support the continued hiring of Veterans.

Strong Alignment of Interests with Shareholders. This transaction aligns the interests of existing shareholders and investors. BRCC founders, management, and existing BRCC equityholders will continue to own a substantial percentage of the combined company. BRCC’s founders, management team and existing equityholders have agreed to further align interests by subjecting 20 million shares to forfeiture, with 10 million shares to be forfeited if the combined company’s stock price does not appreciate at least 50%, and an additional 10 million shares to be forfeited if the stock price does not appreciate at least 100%. SilverBox-Engaged’s founders share the same belief in partnership, and therefore are subjecting approximately 1.2 million founder shares to forfeiture based on the same return thresholds. Lastly, SilverBox-Engaged’s founders will donate more than 430,000 shares, or approximately $4.3 million at $10 per share to the BRCC Fund, which reflects their support for BRCC’s mission to hire and support veterans and first responders.

Certainty of Closing and Innovative Backstop Financing Structure. This is a fully financed transaction, with $300 million in common equity commitments from a group of investors led by a $100 million commitment from Engaged Capital, that will satisfy the minimum cash condition in the business combination agreement. These commitments include a unique backstop feature whereby this group of investors have provided flexibility in the total amount of capital to be funded, with the actual amount funded at closing between $200 million and $300 million.

The BRCC Mission – Public Benefit Corporation. BRCC plans to reorganize as a public benefit corporation, to reinforce and help drive its mission of serving Veterans, active-duty military, and first responders, with a majority of directors to be Veterans. Further reflecting the alignment of their vision for the Company, Black Rifle Coffee and SBEA jointly will donate 530,000 shares to the BRCC Fund to help further the Company’s mission.

Hafer also noted Black Rifle Coffee’s pending reorganization as a public benefit corporation, saying, “Veterans account for about 7% of the U.S. population, but their underemployment rate is much higher. They suffer from more mental health issues, with approximately 20 veterans committing suicide every day. There are also around 50,000 homeless Veterans. As a company and individually, we’ve been working with a number of Veterans organizations who are providing help but now going public as a public benefit corporation will allow us to do so much more. I am grateful for SBEA’s partnership and shared vision because together we will increase our philanthropic efforts, create more jobs for Veterans, and help them become business owners. This is why we started Black Rifle Coffee.”

Transaction Overview

The transaction has been approved unanimously by the Board of Directors of both SBEA and Authentic Brands, LLC. It is expected to close during the first quarter of 2022, subject to customary closing conditions being satisfied.

The transaction values the combined company, to be renamed BRC Inc. upon closing, at a pro forma enterprise value of approximately $1.7 billion at $10 per share, representing approximately four times the Company’s projected 2023 revenues. The transaction is expected to place up to $225 million on Black Rifle Coffee’s balance sheet to accelerate the Company’s growth and will be funded by a combination of up to $345 million of cash held in the trust account of SBEA (assuming no redemptions of SBEA’s Class A common stock), and equity commitments totaling $300 million (the “Equity Commitments”) at $10 per common share from various accredited investors, including a $100 million commitment from Engaged Capital. The actual amount funded at closing from the investor group will be between $200 million and $300 million based on the amount of cash retained from SBEA’s trust account such that the total amount of capital available from SBEA at closing will be up to $545 million but no less than $300 million, which will satisfy the minimum cash condition in the business combination agreement.

Black Rifle Coffee’s founders, management team and existing equityholders have agreed to align their interests with new shareholders, including by subjecting 20 million shares to forfeiture with 10 million shares to be forfeited if the combined company’s stock price performance does not appreciate at least 50% within five years and an additional 10 million shares to be forfeited if the stock price does not appreciate at least 100% within seven years. SBEA’s sponsor has also agreed to forfeit approximately 1.2 million founder shares, subject approximately 1.2 million founder shares to forfeiture based on the aforementioned stock performance hurdles, and additionally subject approximately 2.1 million founder shares to a downward adjustment in the event that the gross proceeds available at closing, including cash retained from SBEA’s trust account, and proceeds from the Equity Commitments (before deductions) is less than $445 million.

Further information related to the proposed combination, including a copy of the business combination agreement and other important materials, will be filed by SilverBox-Engaged on Form 8-K with the U.S. Securities and Exchange Commission.

Investor Call and Presentation

A webcast of a conference call with BRCC and SBEA leadership, as well as an associated investor presentation, is accessible at www.blackriflecoffee.com/investor-relations and www.sbcap.com/silverbox-engaged-merger-corp-i. Interested parties may also listen to the prepared remarks call via telephone by dialing (844) 512-2921, or for international callers, (412) 317-6671 and entering pin number: 147469. The replay of the conference call will be available via telephone through 11:59 pm ET on November 16, 2021.

Advisors

William Blair is serving as Lead Financial Advisor, and BDT & Company, LLC is serving as Financial Advisor to Black Rifle Coffee Company.

Citigroup and Deutsche Bank Securities Inc. are serving as Lead Capital Markets Advisors, and Guggenheim Securities, LLC, Raymond James & Associates, Inc., Truist Securities, Inc., D.A. Davidson & Co. and Telsey Advisory Group are serving as Capital Markets Advisors to SBEA.

Kirkland and Ellis LLP is serving as legal counsel to Black Rifle Coffee Company.  Paul Hastings is serving as legal counsel to SBEA.

About Black Rifle Coffee Company

Black Rifle Coffee Company (BRCC) is a Veteran-founded coffee company serving premium coffee to people who love America. Founded in 2014 by Green Beret Evan Hafer, Black Rifle develops their explosive roast profiles with the same mission focus they learned while serving in the military. BRCC is committed to supporting Veterans, active-duty military, first responders and the American way of life. With every purchase made, they give back.

To learn more about BRCC, visit www.blackriflecoffee.com, follow BRCC on social media, or subscribe to Coffee or Die Magazine's daily newsletter at https://coffeeordie.com/presscheck-signup.

About SilverBox Engaged Merger Corp I and SilverBox Capital

SilverBox Engaged Merger Corp I (“SBEA” or “SilverBox-Engaged”) is a special purpose acquisition company (“SPAC”) formed as a part of a long-term vision shared by SilverBox Capital LLC and Engaged Capital LLC to create an institutional platform intended to sponsor a series of SPACs. SBEA completed its $345 million initial public offering in March 2021 and its stock currently trades on NASDAQ under the ticker “SBEA.” The SilverBox-Engaged team, together with a robust advisory group of well-known seasoned operating executives from varied industries, provides collective multi-faceted expertise, investing and operating experience, and a broad network of relationships to source, evaluate, and execute potential transactions. Learn more at www.sbcap.com.

About Engaged Capital

Engaged Capital, LLC (“Engaged Capital”) is an investment advisor with a private equity-like investing style in the U.S. public equity markets. Engaged Capital seeks to help build sustainable businesses that create long-term shareholder value by engaging with and bringing an owner’s perspective to the managements and boards of undervalued public companies and working with them to unlock the embedded value within their businesses. Engaged Capital manages approximately $1.5 billion of institutional capital with a focus on delivering superior, long-term, risk-adjusted returns for our limited partners. Engaged Capital was established in 2012 and is based in Newport Beach, California. Learn more at www.engagedcapital.com.

Contact Information

For inquiries regarding Black Rifle Coffee Company, please contact:

Media

For Black Rifle Coffee Company, please contact TrailRunner International: Pat Shortridge, (651) 491-6764; pats@trailrunnerint.com

For SilverBox Engaged Merger Corp I, SilverBox Capital LLC and Engaged Capital LLC please contact MKA; Greg Marose / Charlotte Kiaie, (646) 386-0091; gmarose@mkacomms.com / ckiaie@mkacomms.com

Investors

For investor inquiries regarding Black Rifle Coffee Company please contact: ICR for BRCC: BlackrifleIR@icrinc.com

Forward-Looking Statements

Certain statements in this communication are forward-looking statements. Forward-looking statements generally relate to future events including future financial or operating performance of Authentic Brands, LLC (the “Company”) or SBEA. Forward-looking statements generally relate to future events or SBEA’s or the Company’s future financial or operating performance. For example, projections of future revenue and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SBEA and its management, and the Company and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) SBEA’s ability to complete the business combination; (2) the outcome of any legal proceedings that may be instituted against SBEA, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of SBEA, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price and other adjustments; and (13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SBEA’s final prospectus relating to its initial public offering dated February 25, 2021, in the registration statement on Form S-4 (the “Form S-4”) relating to the business combination to be filed with the Securities and Exchange Commission (the “SEC”), and in subsequent filings with the SEC, including the final prospectus/proxy statement relating to the business combination. There may be additional risks that neither SBEA nor the Company presently know or that SBEA and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither SBEA nor the Company undertakes any duty to update these forward-looking statements or to inform the recipient of any matters of which any of them becomes aware of which may affect any matter referred to in this communication.

Additional Information about the Proposed Business Combination and Where to Find It

This communication is being made in respect of the proposed transaction involving SBEA and the Company. In connection with the proposed business combination, the Form S-4 is expected to be filed by a newly-formed holding company (“PubCo”) with the SEC that will include a proxy statement of SBEA and that will also include a prospectus of PubCo. SBEA’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE FORM S-4, INCLUDING THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND THE AMENDMENTS THERETO AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT SBEA, PUBCO, THE COMPANY AND THE PROPOSED BUSINESS COMBINATION. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of SBEA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

SBEA, PubCo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SBEA’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in SBEA is contained in SBEA’s final prospectus related to its initial public offering dated February 25, 2021, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available.

The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SBEA in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination that will be filed on Form S-4 when available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.